UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 10, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   1-6686                      13-1024020
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(State or Other Jurisdiction    (Commission File              (IRS Employer
    of Incorporation)               Number)                  Identification No.)

1271 Avenue of the Americas, New York, New York                         10020
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        (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On May 12, 2004, the Interpublic Group of Companies, Inc. (the "Company") issued a press release announcing that it entered into (i) a new 364-day revolving credit facility, providing for borrowings of up to $250.0 million, to replace its old 364-day revolving credit facility and (ii) a new three-year revolving credit facility, providing for borrowings up to $450.0 million, of which $200.0 million is available for the issuance of letters of credit, to replace its five-year revolving credit facility. Copies of the new agreements and press release are attached hereto as Exhibits 10.1, 10.2 and 99.1 and are hereby incorporated into this report by reference to these exhibits.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         10.1 364-Day Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders named therein, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co-documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.

         10.2 3-Year Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders, Initial Issuing Banks and Swing Line Bank named therein and Citibank, N.A. as Administrative Agent.

         99.1       Press Release of the Company, dated May 12, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: May 12, 2004                      By:  /s/ Nicholas J. Camera
                                             ------------------------------
                                             Nicholas J. Camera
                                             Senior Vice President, General
                                             Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description

10.1 364-Day Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders named therein, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co-documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.

10.2 3-Year Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders, Initial Issuing Banks and Swing Line Bank named therein and Citibank, N.A. as Administrative Agent.

99.1                Press Release of the Company, dated May 12, 2004.